UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2017

PHYSICIANS REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	001-36007 (Commission File Number)	46-2519850 (I.R.S. Employer Identification No.)

309 N. Water Street, Suite 500 Milwaukee, Wisconsin (Address of principal executive offices)	53202 (Zip Code)

Registrant’s telephone number, including area code: (414) 367-5600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 3, 2017, Physicians Realty Trust (the "Company") held the 2017 Annual Meeting of Shareholders in Milwaukee, Wisconsin (the "Annual Meeting"). At the Annual Meeting, shareholders of the Company considered and voted on three proposals submitted for shareholder vote, each of which is more fully described in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission (the "Proxy Statement"). A brief description of the matters voted on at the Annual Meeting and the final results of such voting appears below.

Proposal One. Election of Trustees

The individuals listed below were elected to the Board of Trustees of the Company, each of whom will serve until the next annual meeting of shareholders and until his respective successor is duly elected and qualified:

Election of Directors:	For	Withheld	Abstained	Broker Non-Vote
John T. Thomas	116,418,952	1,203,327	—	11,866,932
Tommy G. Thompson	102,498,092	15,124,187	—	11,866,932
Stanton D. Anderson	116,089,309	1,532,969	—	11,866,932
Mark A. Baumgartner	116,420,024	1,202,255	—	11,866,932
Albert C. Black, Jr.	113,908,650	3,713,628	—	11,866,932
William A. Ebinger, M.D.	116,426,498	1,195,780	—	11,866,932
Richard A. Weiss	116,413,520	1,208,759	—	11,866,932

Proposal Two. Ratification of Independent Registered Public Accounting Firm

A proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was approved as follows:

For	Against	Abstained	Broker Non-Vote
129,012,111	330,648	146,452	—

Proposal Three. Advisory Vote on Executive Compensation

A proposal to approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers was approved as follows:

For	Against	Abstained	Broker Non-Vote
114,788,089	2,094,273	739,916	11,866,932

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2017		PHYSICIANS REALTY TRUST

	By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer